Retirement Plans	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Retirement Plans
Retirement Plans

The Company has a Supplemental Executive Retirement Plan (“SERP”) covering certain members of management.

The net periodic SERP pension cost was approximately $515,000 in 2019 and $685,000 in 2018. The unfunded benefit obligation, which was included in other liabilities, was approximately $5.9 million at December 31, 2019 and $5.5 million at December 31, 2018.

The benefit obligation at December 31, 2019 and December 31, 2018 was calculated as follows:

	2019	2018
	(Dollars in thousands)
Benefit obligation, January 1	$5,521	$4,901
Service cost	226	417
Interest cost	289	268
Benefits paid	(87)	(65)
Accrued liability at December 31	$5,949	$5,521

The net periodic SERP pension cost for 2019 and 2018 was calculated as follows:

	2019	2018
	(Dollars in thousands)
Service cost	$226	$417
Interest cost	289	268
	$515	$685

The service costs for 2019 and 2018 are included in the compensation cost in the income statements. The discount rate used in determining the actuarial present value of the projected benefit obligation was 5.5% for 2019 and 2018. Annual benefit payments are estimated at $371,668 for 2020, $650,633 for 2021, $650,633 for 2022, $650,633 for 2023, $650,633 for 2024 and $5.8 million thereafter.

The Company has a 401(k) Plan covering substantially all employees. Under the Plan, the Company is required to contribute 3% of all qualifying employees’ eligible salary to the Plan. The Plan expense in 2019 was $217,300 and $180,500 in 2018.